[Letterhead of CNL Fund Advisors, Inc.]

                                   June 30, 1999


Mr. Robert Gentz
DenAmerica Corp.
7373 North Scottsdale Road, D-120
Scottsdale, Arizona 85253

     Re: $3,000,000.00 of New Equipment Financing and Modification and Consolidation with $15,400,000.00 Existing Equipment Financing for a Total Loan Not to Exceed $18,400,000.00 of Equipment Financing for Denny's and Black-eyed Pea Restaurants (the "Properties")

Dear Mr. Gentz:

     This letter shall serve to modify certain terms and provisions of that certain Commitment Letter dated April 14, 1999 ("Commitment") originally issued by CNL Fund Advisors, Inc., as assigned to CNL APF Partners, LP ("Company") to DenAmerica, Corp., a Georgia corporation, and Black-eyed Pea, U.S.A., Inc., a Texas corporation (collectively referred to as "Borrower").

     1. The following paragraph is to be inserted after the first paragraph of the Commitment:

                The collateral may not be sufficient due to the fact that certain of the landlord consents may not be available and/or may not be acceptable to Company. Therefore, the collateral for this loan may be reallocated based on the validity and acceptability of the various landlord or other third-party consents. This reallocation shall be mutually acceptable to Company and Borrower and may include estimated valuations of leasehold mortgage collateral based upon Deloitte & Touche valuation models. Company agrees that after sufficient collateral has been reallocated to Company for the loan evidenced by this Commitment and that certain Commitment for a $17,100,000.00 loan, then any excess collateral shall be assigned to CNL Growth Corp. and the Series B Note holders.

     2. The second paragraph of the Commitment is hereby amended to extend the funding date through August 31, 1999.

     3. Paragraph 6H of the Commitment is hereby deleted in its entirety and replaced with the following:

                If during the term of the Loan Company becomes aware of Borrower's failure to make timely payment of ad valorem personal property taxes



Mr. Robert Gentz
June 30, 1999
Page 2

                due on any portion of the Properties serving as collateral for the Loan or on any real or personal property which is the subject of any lease between Borrower or one of Borrower's affiliates and Company or one of Company's affiliates and such default is not cured by Borrower within fifteen (15) days of notice by Company to Borrower, then Borrower shall in connection with the next monthly payment of principal and interest due under the Note and in connection with each monthly payment of principal and interest due thereafter escrow an amount sufficient to enable Company to pay ad valorem real and/or personal property taxes, as set forth herein, as they become due on the Properties.

     4.  A new paragraph, Paragraph 6I. is hereby inserted:

                Borrower shall enter into one (1) Master Lease encompassing real estate leases between Borrower and Company and/or Company's affiliates. The terms and conditions of the contemplated Master Lease shall be mutually agreeable between and beneficial to CNL and Borrower.

     5.  A new paragraph, Paragraph 6J. is hereby inserted:

                Borrower shall during the term of the Loan maintain a key-man life insurance policy for Jack Lloyd in the amount of Two Million and no/100 Dollars ($2,000,000.00) naming Company as Beneficiary. Borrower shall pay all premiums throughout the term of the Loan associated with such policy.

     6.  A new paragraph, Paragraph 6K. is hereby inserted:

                (a) Borrower shall not make any loans, advances, or distributions to Borrower's shareholders without Company's prior written consent (other than payments under the Series B Notes).

                (b) Borrower shall not pay cash dividends on capital stock to Borrower's shareholders without Company's prior written consent.



Mr. Robert Gentz
June 30, 1999
Page 3

     Please indicate your consent to the Amendment to the Commitment as set forth herein by having the original counterpart of this letter properly executed in the space provided below by an authorized signatory and return a fully-executed counterpart to us at the address noted above.

                                 Sincerely yours,


                                 CNL APF PARTNERS, LP, a Delaware limited partnership

                                 BY: CNL APF GP Corp., a Delaware
                                 corporation, as general partner

                                     By: /s/ John T. Walker
                                         ----------------------------------
                                     Name: John T. Walker
                                          ---------------------------------
                                     Its: Executive Vice President
                                         ----------------------------------

                                 Date:           June 30, 1999
                                      -------------------------------------


                          BORROWER'S ACCEPTANCE



                                 DENAMERICA, CORP., a Georgia
                                 corporation

                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Its:
                                     --------------------------------------

                                 Date:
                                      -------------------------------------




                                 BLACK-EYED PEA, U.S.A., INC., a Texas
                                 corporation


                                 By:
                                    ---------------------------------------
                                 Name:
                                      -------------------------------------
                                 Date:
                                      -------------------------------------